EXHIBIT 8.1

Subsidiaries of Fly Leasing Limited

Name of Subsidiary	Jurisdiction of Incorporation
Amber Aircraft Leasing Limited	Ireland
Amethyst Aircraft Leasing Limited	Ireland
Aphrodite Aviation Limited	Ireland
Aquamarine Aircraft Leasing Limited	Ireland
Artemis Aviation Limited	Ireland
B&B Air Acquisition 3151 Leasing Limited	Ireland
B&B Air Acquisition 3237 Leasing Limited	Ireland
B&B Air Acquisition 34953 Leasing Limited	Ireland
B&B Air Acquisition 34956 Leasing Limited	Ireland
B&B Air Acquisition 403 Leasing Limited	Ireland
Babcock & Brown Air Acquisition I Limited	Bermuda
Babcock & Brown Air Funding I Limited	Bermuda
Baker & Spice Aviation Limited	Ireland
Balfour Aviation Limited	Ireland
Brookdell Limited	Ireland
Caledonian Aviation Holdings Limited	Ireland
Callista Aviation Limited	Ireland
Carnelian Aircraft Leasing Limited	Ireland
Churchill Aviation Limited	Ireland
Citrine Aircraft Leasing Limited	Ireland
Clementine Aviation Limited	Ireland
Coral Aircraft Holdings Limited	Cayman Islands
Coral Aircraft Three Limited	Ireland
Coral Aircraft Two Limited	Ireland
Drake Aviation Limited	Ireland
Eternity Aviation Limited	Ireland
Fairydell Limited	Ireland
Fly 30145 Leasing SARL	France
Fly Acquisition 39330 Leasing Limited	Ireland
Fly Acquisition II Limited	Bermuda
Fly Acquisition III Limited	Bermuda
Fly Aircraft Holdings Eight Limited	Ireland
Fly Aircraft Holdings Eighteen Limited	Ireland
Fly Aircraft Holdings Eleven Limited	Ireland
Fly Aircraft Holdings Fifteen Limited	Ireland
Fly Aircraft Holdings Five Limited	Ireland
Fly Aircraft Holdings Forty Limited	Ireland
Fly Aircraft Holdings Forty-One Limited	Ireland
Fly Aircraft Holdings Four Limited	Ireland
Fly Aircraft Holdings Fourteen Limited	Ireland
Fly Aircraft Holdings Nine Limited	Ireland
Fly Aircraft Holdings Nineteen Limited	Ireland
Fly Aircraft Holdings One Limited	Ireland
Fly Aircraft Holdings Seven Limited	Ireland
Fly Aircraft Holdings Seventeen Limited	Ireland
Fly Aircraft Holdings Six Limited	Ireland
Fly Aircraft Holdings Sixteen Limited	Ireland
Fly Aircraft Holdings Ten Limited	Ireland
Fly Aircraft Holdings Thirteen Limited	Ireland
Fly Aircraft Holdings Thirty Limited	Ireland
Fly Aircraft Holdings Thirty-Eight Limited	Ireland
Fly Aircraft Holdings Thirty-Five Limited	Ireland
Fly Aircraft Holdings Thirty-Four Limited	Ireland
Fly Aircraft Holdings Thirty-Nine Limited	Ireland
Fly Aircraft Holdings Thirty-One Limited	Ireland
Fly Aircraft Holdings Thirty-Seven Limited	Ireland
Fly Aircraft Holdings Thirty-Six Limited	Ireland

Name of Subsidiary	Jurisdiction of Incorporation
Fly Aircraft Holdings Thirty-Three Limited	Ireland
Fly Aircraft Holdings Thirty-Two Limited	Ireland
Fly Aircraft Holdings Three Limited	Ireland
Fly Aircraft Holdings Twelve Limited	Ireland
Fly Aircraft Holdings Twenty Limited	Ireland
Fly Aircraft Holdings Twenty-Eight Limited	Ireland
Fly Aircraft Holdings Twenty-Five Limited	Ireland
Fly Aircraft Holdings Twenty-Four Limited	Ireland
Fly Aircraft Holdings Twenty-Nine Limited	Ireland
Fly Aircraft Holdings Twenty-One Limited	Ireland
Fly Aircraft Holdings Twenty-Seven Limited	Ireland
Fly Aircraft Holdings Twenty-Six Limited	Ireland
Fly Aircraft Holdings Twenty-Three Limited	Ireland
Fly Aircraft Holdings Twenty-Two Limited	Ireland
Fly Aircraft Holdings Two Limited	Ireland
Fly Aladdin Engine Funding Limited	Bermuda
Fly Aladdin Funding Limited	Ireland
Fly Aladdin Holdings Limited	Ireland
Fly Aladdin Malta Co Limited	Malta
Fly Funding II S.à r.l.	Luxembourg
Fly Peridot Holdings Limited	Cayman Islands
GAAM China No. 1 Limited	Ireland
GAHF (Ireland) Limited	Ireland
Garnet Aircraft Leasing Limited	Ireland
Global Aviation Holdings Fund Limited	Cayman Islands
Goa Aviation Limited	Ireland
Grace Aviation Limited	Ireland
Hermes Aviation Limited	Ireland
Hobart Aviation Holdings Limited	Ireland
JET-i 2849 Leasing Limited	Ireland
JET-i 34293 Leasing Limited	Ireland
JET-i 34295 Leasing Limited	Ireland
JET-i 35089 Leasing Limited	Ireland
Lapis Aircraft Leasing Limited	Ireland
Magellan Acquisition Limited	Bermuda
Malachite Aircraft Leasing Limited	Ireland
Marlborough Aviation Limited	Ireland
Merah Aircraft 2 Limited	Ireland
Merah Aircraft 5 Limited	Ireland
Merah Aircraft 6 Limited	Ireland
Montgomery Aviation Limited	Ireland
Mumbai Aviation Limited	Ireland
Nelson Aviation Limited	Ireland
Opal Holdings Australia Pty Limited	Australia
Opal Holdings Lux S.à r.l.	Luxembourg
Palma Aviation Limited	Ireland
Panda Aviation Limited	Ireland
Pandan Aircraft Leasing SARL	France
Pyrite Aircraft Leasing Limited	Ireland
Quilldell Limited	Ireland
Red Aircraft Holdings 3 Co., Ltd.	Bermuda
Red Aircraft Holdings 4 Co., Ltd.	Bermuda
Richoux Aviation Limited	Ireland
Roosevelt Holdings Limited	Ireland
Sapphire Leasing Pty Limited	Australia
Surrey Aviation Limited	Ireland
Temple Aviation Holdings Limited	Ireland
Topaz Aircraft Leasing Limited	Ireland
Tourmaline Aircraft Leasing Limited	Ireland
Victoria Peak Aviation Limited	Ireland
Wingate Aviation Limited	Ireland
Zircon Aircraft Leasing Limited	Ireland